Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Canandaigua National Corporation on Form 10-Q for the period ending September 30, 2004, as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, George W. Hamlin, IV, President and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2004	/s/ George W. Hamlin, IV
Date	George W. Hamlin, IV, President and
Chief Executive Officer